OTHER LIABILITIES (Schedule of Other Liabilities) (Details) - USD ($) $ in Thousands		Dec. 31, 2021	Dec. 31, 2020
Other Liabilities [Abstract]
Severance pay liability		$ 1,631	$ 1,556
Deferred revenue		1,030	263
Deferred VAT	[1]	14,703	10,319
Deferred wage tax and social security	[1]	22,534	13,100
Other	[2]	969	446
Total other liabilities		$ 40,867	$ 25,684

[1]	Deferred VAT and deferred wage tax relates to measurements taken by the Dutch government, on which they postponed all VAT payable for the years 2021 and 2020 and all wage tax and social security payable for the months March – December 2021 to be paid in 60 installments starting March 2023, except for VAT payments starting October 2022.
[2]	Including a 50 million Yen loan with a financial institution as a financial support in connection of COVID-19. The loan was provided in July 2020 for a period of five years with a variable interest of 0.21% - 1.10%. The long term balances as of December 31, 2021 and 2020 are $280 and $425, respectively.